UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 15, 2025

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 N. Commerce Parkway, Suite 208, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(754) 231-1688

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 15, 2025, ZyVersa Therapeutics, Inc. (the “Company”) received a determination letter (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to deny the Company’s request to continue its listing on The Nasdaq Capital Market.

As previously disclosed, the Nasdaq Listing Qualifications Department (the “Staff”) notified the Company of its determination to delist the Company’s securities because the Company is not in compliance with the minimum bid price requirements under Listing Rule 5550(a)(2), unless the Company requests an appeal by June 3, 2025. The Company timely appealed the Staff’s decision and requested an exception to complete the Company’s compliance plan. The Letter sets forth the Panel’s decision as to such request.

The Company has 15 days from the date of the Panel’s decision to request that the Council review the Panel’s decision. The Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after issuance of the Letter.

According to the Letter, trading in the Company’s common stock will be suspended at the open of trading on July 17, 2025.

As a result of the suspension in trading and expected delisting, there may be a very limited market in which the Company’s shares are traded, the Company’s stockholders may find it difficult to sell their shares of the Company’s common stock, and the trading price of the Company’s securities, if any, may be adversely affected. The Company plans to apply for trading on the Pink Limited Market maintained by the OTC Markets Group Inc. to mitigate the risk of delisting from Nasdaq. The Company’s common stock is expected to begin trading on the Pink Limited Market on or about July 17, 2025, and will continue trading under the symbol “ZVSA.”

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2025	ZYVERSA THERAPEUTICS, INC.

/s/ Stephen Glover
Stephen Glover
Chief Executive Officer